MAXIM SERIES FUND, INC.

                 Maxim Loomis Sayles Small-Cap Value Portfolio

                                  Annual Report

                                December 31, 2002
















This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                  Maxim Loomis Sayles Small-Cap Value Portfolio

2002 marked a third consecutive year of negative returns for a majority of broad based, large cap equity indexes - something that has occurred only three other times in the past century. A weak economy, disappointing earnings, corporate scandals and geopolitical uncertainty all combined to weigh on the market for much of the year. Small cap value stocks, despite delivering positive results the last two years while other equity classes declined, were not immune to those factors. Nevertheless, the small cap value segment outperformed other categories for the third consecutive year.

In this difficult and volatile environment returns, Loomis Sayles is pleased to report the Portfolio surpassed its performance benchmarks for the third consecutive year. In achieving these results, the most important factors were the Portfolio's value orientation and favorable stock selection. Over the course of the year the Portfolio was positioned in high quality, attractively valued smaller companies, with higher quality taking the form of a larger weighting in consumer stocks and financial services names. A key criterion has been to identify and own companies with visible and predictable earnings. Over the past year, Loomis Sayles' positioning in consumer stocks has been driven by the recognition that consumer spending has been firm relative to capital spending. For the vast majority of the year, this "quality focus" was exactly the right strategy. The only exceptions were the short rallies in more speculative stocks during March-April and again in October-November. Favorable stock selection was concentrated in three sectors: consumer discretionary, technology and health care. Media related companies stood out in the consumer sector as well as select specialty retailers and consumer products companies. The technology and health care sectors were in general poor performing groups for the year. However, Loomis Sayles' focus on solid balance sheets, good cash flow, and attractive valuations turned up some profitable ideas in telecommunications equipment, software, and medical instruments.

Looking ahead to 2003, Loomis Sayles believes positive relative performance in the small cap arena can continue as many of the factors that have historically been catalysts for small cap stocks are still in place. This would include the superior relative performance typically posted early in a cyclical expansion as well as a diminished but still significant valuation disparity in favor of small cap versus large. In Loomis Sayles' view, the potential for military conflict with Iraq has been well documented and discounted by the market, and ultimate resolution of the issue could become a positive catalyst. Finally, it does appear the economy is expanding, and corporate profits are expected to show improvement in 2003 over 2002. Loomis Sayles believes the Portfolio is well positioned to take advantage of these trends and looks forward to producing solid investment results in the months ahead.

                              Line Graph Comparison

                 Maxim
             Loomis Sayles

               Small- Cap         Russell 2000
            Value Portfolio          Index

               10,000.00           10,000.00
   1994         9,755.00            9,850.00
   1995        12,677.60           12,651.34
   1996        16,492.29           14,743.58
   1997        20,532.90           18,021.27
   1998        20,064.75           17,618.03
   1999        19,978.47           21,363.62
   2000        24,721.36           20,718.44
   2001        28,271.34           21,234.33
   2002        24,174.83           16,885.54

$24,174.83   Maxim Loomis Sayles Small-Cap Value Portfolio

$16,885.54   Russell 2000 Index

As of 12/31/02

Maxim Loomis Sayles
Small-Cap Value Portfolio

Total Return -
One Year: -14.49%
Five Years: 3.32%

Since Inception: 11.41%

Portfolio Inception: 11/1/94

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Loomis Sayles Small-Cap Value Portfolio, made at its inception, with the performance of the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small-Cap Value Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

                             MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                                    LOOMIS SAYLES
                                                                                      SMALL-CAP
                                                                                        VALUE
                                                                                      PORTFOLIO
                                                                                  -------------------
                                                                                  -------------------
ASSETS:
     Investments in securities, market value  (1)                               $        123,716,951
     Cash                                                                                     15,516
     Collateral for securities loaned                                                      3,570,681
     Dividends and interest receivable                                                       178,700
     Receivable for investments sold                                                         232,115
                                                                                  -------------------
                                                                                  -------------------

     Total assets                                                                        127,713,963
                                                                                  -------------------
                                                                                  -------------------

LIABILITIES:

     Due to investment adviser                                                               141,067
     Payable for investments purchased                                                       862,636
     Payable upon return of securities loaned                                              3,570,681
                                                                                  -------------------
                                                                                  -------------------

     Total liabilities                                                                     4,574,384
                                                                                  -------------------
                                                                                  -------------------

NET ASSETS                                                                      $        123,139,579
                                                                                  ===================
                                                                                  ===================

NET ASSETS REPRESENTED BY:  (See Note 7)
     Capital stock, $.10 par value                                              $            878,534
     Additional paid-in capital                                                          130,917,053
     Net unrealized appreciation on investments                                              215,673
     Accumulated net realized loss on investments                                         (8,871,681)
                                                                                  -------------------
                                                                                  -------------------

NET ASSETS                                                                      $        123,139,579
                                                                                  ===================
                                                                                  ===================

NET ASSET VALUE PER OUTSTANDING SHARE                                           $              14.02
                                                                                  ===================
                                                                                  ===================
(Offering and Redemption Price)  (See Note 7)

SHARES OF CAPITAL STOCK:  (See Note 7)
     Authorized                                                                          200,000,000
     Outstanding                                                                           8,785,337

(1)  Cost of investments in securities:                                         $        123,501,278

See notes to financial statements.


MAXIM SERIES FUND, INC.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                                                                    LOOMIS SAYLES
                                                                                      SMALL-CAP

                                                                                        VALUE
                                                                                      PORTFOLIO

                                                                                  -------------------
                                                                                  -------------------

INVESTMENT INCOME:
    Interest                                                                    $            181,666
    Income from securities lending                                                            13,392
    Dividends                                                                              2,668,668
                                                                                  -------------------
                                                                                  -------------------

    Total income                                                                           2,863,726
                                                                                  -------------------
                                                                                  -------------------

EXPENSES:

    Audit fees                                                                                13,300
    Bank and custodial fees                                                                   42,651
    Investment administration                                                                 96,502
    Management fees                                                                        2,029,609
    Other expenses                                                                            27,157
                                                                                  -------------------
                                                                                  -------------------

    Total expenses                                                                         2,209,219

    Less amount reimbursed by investment adviser                                              19,455
                                                                                  -------------------
                                                                                  -------------------

    Net expenses                                                                           2,189,764
                                                                                  -------------------
                                                                                  -------------------

NET INVESTMENT INCOME                                                                        673,962
                                                                                  -------------------
                                                                                  -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                                      (8,327,228)
    Change in net unrealized appreciation on investments                                 (26,353,183)
                                                                                  -------------------
                                                                                  -------------------

    Net realized and unrealized loss on investments                                      (34,680,411)
                                                                                  -------------------
                                                                                  -------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $        (34,006,449)
                                                                                  ===================
                                                                                  ===================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                                               LOOMIS SAYLES
                                                                              SMALL-CAP VALUE
                                                                                 PORTFOLIO
                                                                        ----------------------------
                                                                        ----------------------------
                                                                           2002            2001
                                                                        ------------   -------------
                                                                        ------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                             $     673,962  $      922,875
    Net realized gain (loss) on investments                              (8,327,228)     19,030,810
    Change in net unrealized appreciation on investments                (26,353,183)      4,745,459
                                                                        ------------   -------------
                                                                        ------------   -------------
                                                                                  0               0
    Net increase (decrease) in net assets resulting from operations     (34,006,449)     24,699,144
                                                                        ------------   -------------
                                                                        ------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             (670,510)       (937,051)
    From net realized gains                                              (5,798,476)    (13,152,510)
                                                                        ------------   -------------
                                                                        ------------   -------------

    Total distributions                                                  (6,468,986)    (14,089,561)
                                                                        ------------   -------------
                                                                        ------------   -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                    91,003,152     166,598,144
    Reinvestment of distributions                                         6,468,986      14,089,561
    Redemptions of shares                                               (160,353,212)  (135,040,650)
                                                                        ------------   -------------
                                                                        ------------   -------------

    Net increase (decrease) in net assets resulting                     (62,881,074)     45,647,055
       from share transactions
                                                                        ------------   -------------
                                                                        ------------   -------------

    Total increase (decrease) in net assets                             (103,356,509)    56,256,638

NET ASSETS:
    Beginning of period                                                 226,496,088     170,239,450
                                                                        ------------   -------------
                                                                        ------------   -------------

    End of period  (1)                                                $ 123,139,579  $  226,496,088
                                                                        ============   =============
                                                                        ============   =============
                                                                                  0               0
OTHER INFORMATION:

SHARES:  (2)

    Sold                                                                  5,453,520      10,030,852
    Issued in reinvestment of distributions                                 449,658         862,071
    Redeemed                                                            (10,392,511)     (8,286,050)
                                                                        ------------   -------------
                                                                        ------------   -------------

    Net increase (decrease)                                              (4,489,333)      2,606,873
                                                                        ============   =============
                                                                        ============   =============

(1) Including undistributed net investment income                     $              $

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                            Year Ended December 31,
                                       ------------------------------------------------------------------
                                       ------------------------------------------------------------------
                                           2002 ~       2001 ~       2000 ~        1999 ~       1998 ~
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------
Net Asset Value, Beginning of Period          17.06  $     15.96  $     13.35  $      14.48 $      15.32

Income from Investment Operations

Net investment income                          0.03         0.08         0.11          0.08         0.14
Net realized and unrealized gain (loss)       (2.98)        2.15         3.03         (0.22)       (0.50)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Income (Loss) From

    Investment Operations                     (2.95)        2.23         3.14         (0.14)       (0.36)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Less Distributions

From net investment income                    (0.03)       (0.08)       (0.11)        (0.08)       (0.14)
From net realized gains                       (0.06)       (1.05)       (0.42)        (0.91)       (0.34)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Distributions                           (0.09)       (1.13)       (0.53)        (0.99)       (0.48)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Net Asset Value, End of Period                14.02  $     17.06  $     15.96  $      13.35 $      14.48
                                          ==========   ==========   ==========   ===========  ===========
                                          ==========   ==========   ==========   ===========  ===========


Total Return                                (14.49%)      14.36%       23.74%        (0.43%)      (2.28%)

Net Assets, End of Period ($000)        $   123,140  $   226,496  $   170,239  $     93,088 $    127,807

Ratio of Expenses to Average Net Assets:
    - Before Reimbursement                    1.09%        1.11%        1.16%         1.15%        1.11%
    - After Reimbursement #                   1.08%        1.10%        1.16%         1.14%        1.11%

Ratio of Net Investment Income to
    Average Net Assets:

    - Before Reimbursement                    0.32%        0.48%        0.87%         0.52%        0.81%
    - After Reimbursement #                   0.33%        0.49%        0.87%         0.53%        0.81%

Portfolio Turnover Rate                      89.28%       97.49%      122.31%       105.57%      149.12%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Loomis Sayles Small-Cap Value Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.30% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $171,413,450 and $233,203,793, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $124,212,714. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $8,932,875 and gross depreciation of securities in which there was an excess of tax cost over value of $9,428,638, resulting in net depreciation of $495,763.

5.

 SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with its custodian, The Bank of New York, effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities. The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2002, the Portfolio had securities on loan valued at $3,463,310 and received collateral of $3,570,681 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:

        Ordinary income                                            3,394,317       6,627,683
        Long-term capital gain                                     3,074,669       7,461,878
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                   6,468,986      14,089,561
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments                                    (495,763)
      Undistributed net investment income                                                   0
      Accumulated net realized loss on investments                                (8,871,681)
                                                                                  ------------
                                                                                  ------------
                                                                                  (9,367,444)
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales and capital loss carryforwards. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

      At December 31, 2002, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $7,392,983, which expires in the year 2010. The Portfolio also had current year deferred post-October capital losses of $767,262.

7. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

8. TAX INFORMATION (unaudited)

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2002, 100% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

Loomis Sayles Small-Cap Value Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.46%
     24,100 United Defense Industries Inc*                               561,530
                                                                        $561,530

AUTO PARTS & EQUIPMENT --- 1.58%
     51,100 Cooper Tire & Rubber Co                                      783,874
     17,300 Lear Corp*                                                   575,744
    132,800 Tower Automotive Inc*                                        597,600
                                                                      $1,957,218

AUTOMOBILES --- 0.74%

     55,600 Monaco Coach Corp*                                           920,180
                                                                        $920,180

BANKS --- 5.52%

     49,700 Boston Private Financial Holdings Inc                        987,042
     42,975 CVB Financial Corp                                         1,092,728
     24,550 Commercial Federal Corp                                      573,243
     31,950 Downey Financial Corp                                      1,246,050
     26,800 East West Bancorp Inc                                        966,944
     37,325 First Midwest Bancorp Inc                                    996,951
     16,700 New York Community Bancorp Inc                               482,296
     18,400 Second Bancorp Inc                                           487,600
                                                                      $6,832,854

BROADCAST/MEDIA --- 2.24%

    138,100 Regent Communications Inc*                                   816,171
     41,500 Saga Communications Inc Class A*                             788,500
     31,125 Westwood One Inc*                                          1,162,830
                                                                      $2,767,501

BUILDING MATERIALS --- 1.12%
     21,100 ElkCorp                                                      365,030
     81,050 Lennox International Inc                                   1,017,178
                                                                      $1,382,208

CHEMICALS --- 4.15%

     35,600 Ferro Corp                                                   869,708
     23,150 Great Lakes Chemical Corp                                    552,822
     33,000 Olin Corp                                                    513,150
    106,600 Omnova Solutions Inc*                                        429,598
     25,700 PolyOne Corp                                                 100,744
     10,300 Scotts Co Class A*                                           505,112
     63,950 Spartech Corp                                              1,319,289
     19,100 Valspar Corp                                                 843,838
                                                                      $5,134,261

COMPUTER HARDWARE & SYSTEMS --- 0.69%
     67,600 Cray Inc ~*                                                  518,492
     66,100 Maxtor Corp*                                                 334,466
                                                                        $852,958

COMPUTER SOFTWARE & SERVICES --- 3.92%
     44,650 Acxiom Corp*                                                 686,717
     45,800 Anteon International Corp*                                 1,099,200
     60,800 Autodesk Inc                                                 869,440
     25,300 Hyperion Solutions Corp*                                     649,451
     20,700 National Instruments Corp*                                   672,543
     37,000 ProQuest Co*                                                 725,200
     11,100 Progress Software Corp*                                      143,597
                                                                      $4,846,148

CONGLOMERATES --- 0.23%

     19,300 Tredegar Corp                                                290,196
                                                                        $290,196

ELECTRIC COMPANIES --- 1.00%
     54,800 ALLETE Inc                                                 1,242,864
                                                                      $1,242,864

ELECTRONIC INSTRUMENT & EQUIP --- 3.62%
     56,825 American Power Conversion Corp*                              860,899
     27,600 Ametek Inc                                                 1,062,324
     26,600 C&D Technologies Inc                                         470,022
     32,400 Newport Corp*                                                406,944
     59,600 Technitrol Inc                                               961,944
     24,900 Varian Inc*                                                  714,381
                                                                      $4,476,514

ELECTRONICS - SEMICONDUCTOR --- 3.02%
     35,100 Actel Corp*                                                  569,322
    102,400 Adaptec Inc*                                                 578,560
     14,200 Cymer Inc*                                                   457,950
     77,700 DSP Group Inc*                                             1,229,214
     49,200 Integrated Circuit Systems Inc*                              897,900
                                                                      $3,732,946

FINANCIAL SERVICES --- 2.98%
     41,625 First Niagara Financial Group Inc ~                        1,087,245
    107,800 Gold Banc Corp Inc                                         1,069,484
     29,100 MacErich Co*                                                 894,825
     34,900 Umpqua Holdings Corp ~                                       636,925
                                                                      $3,688,479

FOOD & BEVERAGES --- 2.49%
     45,175 Flowers Foods Inc                                            881,364
     51,400 Hain Celestial Group Inc*                                    781,280
     56,300 Ralcorp Holdings Inc*                                      1,415,382
                                                                      $3,078,026

GOLD, METALS & MINING --- 0.62%
     22,900 Quanex Corp                                                  767,150
                                                                        $767,150

HEALTH CARE RELATED --- 2.33%
     36,100 NDCHealth Corp                                               718,390
     21,600 Omnicare Inc                                                 514,728
     67,800 Province Healthcare Co*                                      659,694
     31,150 Renal Care Group Inc*                                        985,586
                                                                      $2,878,398

HOMEBUILDING --- 0.72%

     36,000 Standard Pacific Corp                                        891,000
                                                                        $891,000

HOTELS/MOTELS --- 1.44%

     75,400 Fairmont Hotels & Resorts Inc                              1,775,670
                                                                      $1,775,670

HOUSEHOLD GOODS --- 1.52%
     20,850 Blyth Industries Inc                                         557,946
     55,275 Furniture Brands International Inc*                        1,318,309
                                                                      $1,876,255

INSURANCE RELATED --- 4.13%
     33,200 AmerUs Group Co                                              938,564
     51,100 American Financial Group Inc                               1,178,877
     57,400 PMA Capital Corp                                             822,542
     31,600 Platinum Underwriters Holdings Ltd*                          832,660
     30,600 ProAssurance Corp*                                           642,600
     15,300 Protective Life Corp                                         421,056
     10,000 RLI Corp                                                     279,000
                                                                      $5,115,299

INVESTMENT BANK/BROKERAGE FIRM --- 4.35%
     19,150 Affiliated Managers Group Inc*                               963,245
     20,150 CBL & Associated Properties Inc                              807,008
     17,900 FNB Corp                                                     492,787
     30,500 Federated Investors Inc Class B                              773,785
     10,900 First Community Bancorp                                      358,948
     85,500 RFS Hotel Investments Inc                                    928,530
     78,123 Republic Bancorp Inc                                         919,508
      9,875 Westwood Holdings Group Inc                                  132,424
                                                                      $5,376,235

LEISURE & ENTERTAINMENT --- 0.81%
     23,400 Aztar Corp*                                                  334,152
     57,090 Dover Downs Entertainment Inc                                518,948
     32,850 Dover Motorsports Inc                                        152,753
                                                                      $1,005,853

MACHINERY --- 4.68%

     31,400 CLARCOR Inc                                                1,013,278
     35,600 Gardner Denver Inc*                                          722,680
     11,100 Harman International Industries Inc                          660,450
     15,700 IDEX Corp                                                    513,390
     24,550 Mueller Industries Inc*                                      668,988
     28,000 Reliance Steel & Aluminum Co                                 583,630
     44,500 Robbins & Myers Inc                                          818,800
     57,500 Stewart & Stevenson Services Inc                             813,050
                                                                      $5,794,266

MANUFACTURING --- 1.20%

     31,850 Actuant Corp Class A*                                      1,479,433
                                                                      $1,479,433

MEDICAL PRODUCTS --- 2.88%
     16,500 Cooper Cos Inc                                               412,830
     76,300 Cytyc Corp*                                                  778,260
     56,800 Hologic Inc*                                                 693,528
     33,700 Sybron Dental Specialties Inc*                               500,445
     35,100 Ventana  Medical Systems Inc*                                809,055
     21,000 Wright Medical Group Inc*                                    366,639
                                                                      $3,560,757

OIL & GAS --- 3.59%
     23,600 Atwood Oceanics Inc*                                         710,360
     23,100 Evergreen Resources Inc*                                   1,036,035
    275,900 Grey Wolf Inc*                                             1,100,841
     22,100 Hydril Co*                                                   520,897
     44,000 Remington Oil & Gas Corp*                                    722,040
     16,500 TETRA Technologies Inc*                                      352,605
                                                                      $4,442,778

PAPER & FOREST PRODUCTS --- 0.95%
     30,975 Boise Cascade Corp                                           781,190
     29,575 Rock-Tenn Co Class A                                         398,671
                                                                      $1,179,861

PERSONAL LOANS --- 0.36%
     17,900 Financial Federal Corp*                                      449,827
                                                                        $449,827

PHARMACEUTICALS --- 2.82%

     27,100 CIMA Labs Inc*                                               655,576
     17,300 Medicis Pharmaceutical Corp Class A*                         859,291
    162,250 Perrigo Co*                                                1,971,338
                                                                      $3,486,205

PHOTOGRAPHY/IMAGING --- 0.67%

    116,225 IKON Office Solutions Inc                                    831,009
                                                                        $831,009

POLLUTION CONTROL --- 1.62%
     29,800 Ionics Inc ~*                                                679,440
     34,450 Waste Connections Inc*                                     1,330,115
                                                                      $2,009,555

PRINTING & PUBLISHING --- 2.13%
     50,950 Belo Corp Class A                                          1,086,254
     64,550 John Wiley & Sons Inc Class A                              1,549,846
                                                                      $2,636,100

RAILROADS --- 0.73%

     44,150 Genesee & Wyoming Inc*                                       898,453
                                                                        $898,453

REAL ESTATE --- 3.86%
     43,300 Bedford Property Investors Inc REIT                        1,112,377
     69,400 Corporate Office Properties Trust REIT                       973,682
     48,000 Heritage Property Investment Trust REIT                   1,198,560
     45,900 LaSalle Hotel Properties REIT                                642,600
     26,500 Liberty Property Trust REIT ~                                846,410
                                                                      $4,773,629

RESTAURANTS --- 1.25%

     58,500 Applebee's International Inc*                              1,356,674
      6,000 CEC Entertainment Inc*                                       184,200
                                                                      $1,540,874

RETAIL --- 4.65%

     24,900 AnnTaylor Stores Corp*                                       508,458
     63,750 Cole National Corp  Class A*                                 726,750
     53,100 Genesco Inc*                                                 989,253
     27,250 Hughes Supply Inc                                            744,470
     57,000 Men's Wearhouse Inc*                                         977,550
     16,600 Payless ShoeSource Inc*                                      854,402
     13,700 School Specialty Inc*                                        273,726
     66,100 Wild Oats Markets Inc*                                       682,152
                                                                      $5,756,761

SAVINGS & LOANS --- 1.12%
     31,000 Port Financial Corp                                        1,383,220
                                                                      $1,383,220

SPECIALIZED SERVICES --- 5.44%
     15,400 Arbitron Inc*                                                515,900
     42,700 Harte-Hanks Inc                                              797,209
     34,700 Kelly Services Inc Class A                                   857,437
     35,300 NCO Group Inc*                                               563,035
    121,950 Navigant Consulting Inc*                                     719,505
     35,650 Pegasus Solutions Inc*                                       357,570
     76,450 RH Donnelley Corp*                                         2,240,741
     30,550 Viad Corp                                                    682,793
                                                                      $6,734,190

TELEPHONE & TELECOMMUNICATIONS --- 2.32%
     31,500 ADTRAN Inc*                                                1,036,350
     28,700 Commonwealth Telephone Enterprises Inc*                   1,028,608
     77,550 Tekelec*                                                     810,398
                                                                      $2,875,356

TEXTILES --- 0.90%

     15,000 Fossil Inc*                                                  305,121
     27,200 Liz Claiborne Inc                                            806,480
                                                                      $1,111,601

TRANSPORTATION --- 1.69%

     13,500 Landstar System Inc*                                         787,860
     52,825 SCS Transportation Inc*                                      523,496
     30,950 Yellow Corp*                                                 779,661
                                                                      $2,091,017

UTILITIES --- 3.67%

     43,600 AGL Resources Inc                                          1,059,480
     14,700 Energen Corp                                                 427,770
     47,700 Energy East Corp                                           1,053,693
     37,100 New Jersey Resources Corp                                  1,171,989
     36,000 Vectren Corp                                                 828,000
                                                                      $4,540,932

WATER --- 1.24%

     33,000 American States Water Co                                     763,950
     37,500 Philadelphia Suburban Corp                                   772,500
                                                                      $1,536,450

TOTAL COMMON STOCK --- 97.45%                                       $120,562,017
(Cost $120,346,344)

SHORT-TERM INVESTMENTS

  3,155,000 Freddie Mac                                                3,154,934
               0.760%, January 2, 2003

TOTAL SHORT-TERM INVESTMENTS --- 2.55%                                $3,154,934
(Cost $3,154,934)

TOTAL LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO --- 100%              $123,716,951
(Cost $123,501,278)


Legend

~ A portion or all of the security is on loan at December 31, 2002.

*  Non-income Producing Security
See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim Loomis Sayles Small-Cap Value Portfolio were:

            For:       110,123,203.050
            Against;   612,876.988
            Abstain*:  140,090.962


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim Loomis Sayles Small-Cap Value Portfolio were:

PROPOSALS #3, 4
            For:       131,905,251.58
            Against;   358,256.51
            Abstain*:  120,441.84

PROPOSAL #5a
            For:       132,181,258.46
            Against;   33,895.58
            Abstain*:  168,795.90

PROPOSALS #5b, 5c
            For:       132,194,966.73
            Against:   33,895.58
            Abstain*:  155,087.63
PROPOSAL #5d
            For:       132,213,517.23
            Against:   1,432.21
            Abstain*:  168,795.90

PROPOSALS #5e, 5f
            For:       132,227,975.71
            Against:   886.60
            Abstain*:  155,087.63

PROPOSAL #5g
            For:       132,227,702.90
            Against:   1,159.41
            Abstain*:  155,087.63

PROPOSAL #5h
            For:       132,181.394.86
            Against:   33,759.18
            Abstain*:  168,795.90

PROPOSAL #6a
            For:       132,224,770.29
            Against:   954.81
            Abstain*:  158,224.85

PROPOSAL #6b
            For:       132,191,556,71
            Against:   34,168.38
            Abstain*:  158,224.85

PROPOSAL #6c
            For:       132,222,928.88
            Against:   37,373.80
            Abstain*:  123,647.26

PROPOSAL #6d
            For:       132,105,146.85
            Against:   109,529.79
            Abstain*:  169,273.30

PROPOSAL #6e
            For:       132,180,917.45
            Against:   33,759.18
            Abstain*:  169,273.30

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.